File Number S005517

State of Illinois

Office of
the Secretary of State

(Graphic Omitted)

To all to whom these Presents Shall Come, Greeting:

I, Jesse White, Secretary of State of the State of Illinois, do hereby certify that I am the keeper of the records of the Department of Business Services. I certify that

ATTACHED HERETO IS A TRUE AND CORRECT COPY, CONSISTING OF 15 PAGE(S), AS TAKEN FROM THE ORIGINAL ON FILE IN THIS OFFICE FOR FIRST TRUST PORTFOLIOS, L.P. .

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, this 22ND day of SEPTEMBER A.D.2011.

(Graphic Omitted)

Jesse White

Secretary of State

Authentication #: 1126501687

Authenticate at: http://www.cyberdriveillinois.com

LP 201 (10/90)

Submit In Duplicate

$75.00 filing fee. See other side for acceptable

forms of payment.

S00517

JIM EDGAR

Secretary of State

State of Illinois

CERTIFICATE OF

LIMITED PARTNERSHIP

(Illinois limited partnership)

Pursuant to the provisions of the Revised Uniform Limited Partnership Act, the undersigned general partners hereby form the limited partnership named below:

1.	The limited partnership's name is: Nike Securities, L.P.			(Note 1)

2.	The Federal Employer Identification Number (F.E.I.N.) is: 36-3768815.			(Note 2)

3.	This certificate of limited partnership is effective on: (Check one)
	a)	x	the filing date, or
	b)		another date not more than 60 days subsequent to the filing date. Specify: ________________________________

4.	The limited partnership’s registered agent’s name and registered office address is:
	Registered Agent:	Van Kampen	Robert	D.
		Last Name	First Name	Middle Name

Firm Name (if any)

	Registered Office:	27W430 North Avenue
	(P.O. Box alone	Number	Street	Suite #
is unacceptable)
		West Chicago	DuPage Illinois	60185
		City	County	Zip Code

5.	The address, including county, of the office at which the records required by Section 104 are to be kept is:
27W430 North Avenue
	West Chicago, Illinois	60185	DuPage County	(Note 3)

6.	The limited partnership’s purpose(s) is: to operate a securities business and to make markets in certain securities. 6742

7.	The latest date upon which the limited partnership is to dissolve is: December 31, 2011.

8.	The total aggregate amount of cash and the aggregate agreed value of other property or services contributed by the partners and which they have agreed to contribute is: $1,105,000.00.

9.	A brief statement of the partners’ membership termination and distribution rights, if any. One 8-1/2" x 11” standard paper may be used, if needed, and attached to this form. The full text of such rights should be on file in the partnership's Section 104 office.

10.	The names (last name first) and business addresses of all general partners must be listed:

	Nike Securities Corporation		27W430 North Avenue
	General Partner’s Name		Business Address

West Chicago, Illinois 60185
	General Partner’s Name		Business Address

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

/s/ Robert D. Van Kampen, President
	(Signature)	(Signature)
Robert D. Van Kampen, Pres.
.
	(Type or print Name and Title)	(Type or print Name and Title)

Nike Securities Corporation
	(Name of General Partner if a corporation or other entity)	(Name of General Partner if a corporation or other entity)

If additional space is needed, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

NOTES

Note 1:	The name of the limited partnership shall contain the words “limited partnership” or the abbreviation “L.P.”

Note 2:	If the Federal Employer Identification Number has not been obtained at the time of filing this document, it shall be obtained and shall be reported to the Secretary of State within 180 days after the date of filing this certificate.

Note 3:	If this office is outside of Illinois, it must be the limited partnership’s principal place of business.

FORM LP 201

File No. ____________________________________________

==========================================
CERTIFICATE OF LIMITED PARTNERSHIP

Filing Fee $75

Payment must be made by Certified Check, Cashier’s Check, Illinois Attorney’s Check, Illinois C.P.A.’s Check or Money Order, Payable to “Secretary of State.”

DO NOT SEND CASH!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope is included.

RETURN TO:

Secretary of State
Department of Business Services
Limited Partnership Division
Room 330 Centennial Building
Springfield, Illinois 62756
Telephone (217) 785-8960

S005517

Attachment to

Certificate of Limited Partnership
for
Nike Securities, L.P.

Question #9.

Section 10.2 Liquidation. Upon the termination of the Partnership, the assets of the Partnership shall be liquidated and reduced to cash under the supervision and control of the General Partner, or in the absence of a general partner by a liquidating trustee appointed by holders of a majority of Units, as promptly as is consistent with obtaining the fair value thereof. In liquidating the Partnership, the assets of the Partnership shall be distributed in the following order of priority:

(a) First, to the payment and discharge of all creditors of the Partnership and all the expenses of liquidation;

(b) Second, to the creation of any reserves which the General Partner may deem reasonably necessary to meet any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership;

(c) Third, to the Partners in accordance with positive Capital Account balances at the time of such liquidation and dissolution, provided that if such a dissolution resulted from the withdrawal of the General Partner in contravention of this Agreement, any payment to the General Partner shall be subject to offset for any claim for damages against the General Partner resulting from such withdrawal; and

(d) Fourth, to the Partners in proportion to the number of Units held by each.

1247C(1)

Form LP 202	GEORGE H. RYAN
(Rev. Jan. 1991)	Secretary of State
	State of Illinois	OFFICE USE ONLY
Filing Fee $25

SUBMIT IN DUPLICATE!		S005517 SOSIL 07/16/93

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with prepaid postage is included.	CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership)	25.00 FF 0000051-12 FILED

1. Limited partnership’s name: NIKE SECURITIES, L.P.

2. File number assigned by the Secretary of State: S 005517

3. Federal Employer Identification Number (F.E.I.N.): 363768815

4. The certificate of limited partnership is amended as follows:
(Check all applicable changes)

  (Address changes P.O. Box alone and c/o are unacceptable)

	a)	Admission of a new general partner (give name and business address below).
	b)	Withdrawal of a general partner (give name below).
x	c)	Change of registered agent and/or registered agent's office (give new name and address, including county below).
x	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county below).
	e)	Change in the general partners name and/or business address (give name and new address below).
	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount below).
	g)	Change in limited partnership’s name (give new name below).
	h)	Change in date of dissolution (give new date below).
	i)	Other (give information below).

c)	David J. Allen
28 W 100 St. Charles Road
West Chicago, IL 60185
DuPage

d)	28 W 100 St. Charles Road
West Chicago, IL 60185
DuPage

c LP-83

(over)

5.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

	SIGNATURE AND NAME		BUSINESS ADDRESS
	/s/ Robert D. Van Kampen		28W100 St. Charles Road
	(Signature)		Number	Street
1.	Robert D. Van Kampen, President	1.	West Chicago
	(Type or print name and title)		City/town
	Nike Securities Corporation		Illinois	60185
	(Name of General Partner if a corporation or other entity)		State	Zip Code

	(Signature)		Number	Street
2.		2.
	(Type or print name and title)		City/town
.
	(Name of General Partner if a corporation or other entity)		State	Zip Code

	(Signature)		Number	Street
3.		3.
	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

	(Signature)		Number	Street
4.		4.
	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

	(Signature)		Number	Street
5.		5.
	(Type or print name and title)		City/town

	(Name of General Partner if a corporation or other entity)		State	Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

If additional space is needed, it must be continued in the same format on a plain white 8.5” x 11”·sheet, which must be stapled to this form.

FORMS OF PAYMENT:	RETURN TO:
Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.”	Secretary of State Department of Business Services Limited Partnership Division Room 330, Centennial Building Springfield, Illinois 62756 Telephone: (217) 785-8960

DO NOT SEND CASH!

S005517 SOSIL 07/24/97

25.00 FF 0000108963 FILED

Form LP 202

(Rev. Jan. 1995)

Filing Fee $25

SUBMIT IN DUPLICATE!

All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.	GEORGE H. RYAN SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership)

1.	Limited partnership’s name:	Nike Securities, L.P.
2.	File number assigned by the Secretary of State:	S005517
3.	Federal Employer Identification Number (F.E.I.N.):	363768815
4.	The certificate of limited partnership is amended as follows: (Check all applicable changes)

(Address changes P.O. Box alone and c/o are unacceptable)

	a)	Admission of a new general partner (give name and business address below).
	b)	Withdrawal of a general partner (give name below).
x	c)	Change of registered agent and/or registered agent's office (give new name and address, including county below),
x	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county below).
x	e)	Change in the general partners name and/or business address (give name and new address below).
	f)	Change in the partners' total aggregate contribution amount (give new dollar amount below).
	g)	Change in limited partnership's name (give new name below).
	h)	Change in date of dissolution (give new date below).
	i)	Other (give information below).

c)	David J. Allen
	290 South County Farm Road, 3rd Floor	DuPage
Wheaton, IL 60187

If additional space is needed, it must be continued on the reverse side and/or in the same format on a plain white 8 1/2" x 11” sheet, which must be stapled to this form.

C LP-9.5

S005517 SOSIL 07/24/97

25.00 FF 0000108963 FILED

Form LP 202

(Rev. Jan. 1995)

d)	290 South County Farm Road 3rd Floor Wheaton, IL 60187

e)	Nike Securities Corporation 290 South County Farm Road 3rd Floor Wheaton, IL 60187	DuPage

5. NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners at least one withdrawing general partner.

SIGNATURE AND NAME	BUSINESS ADDRESS
1. Signature /s/ David J. Allen______________________	Number/Street 290 South County Farm Road, 3rd Floor
Type or print name and title David J. Allen
Senior Vice President	City/town Wheaton________________________
Name of General Partner if a corporation or other entity Nike Securities Corporation
	State Illinois	Zip Code 60187

2. Signature _____________________________________
Type or print name and title	Number/Street ________________________________
___________________________________________
Name of General Partner if a corporation or other entity ______________________________________	State ZIP Code__________________________________
____________________________________________
3. Signature_____________________________________
City/town_____________________________________
Type or print name and title_____________________

Name of General Partner if a corporation or other entity______________________________________	State _____________________ZIP Code____________

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may be used on conformed copies.)

FORMS OF PAYMENT:	RETURN TO:
Payment must be made by certified check, cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or money order, payable to "Secretary of State.”	Secretary of State Department of Business Services Limited Partnership Division Room 357, Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960

DO NOT SEND CASH!

LPR306/26/02:01:7656:  75.00  CK02

SOSIL S005517 FILED    202

Form LP 202

(Rev. Jan. 1999)

Filing Fee $25

SUBMIT IN DUPLICATE!

(graphic omitted)

LP0008998

Return to: Department of Business Services Limited Partnership Division Room 357, Howlett Building Springfield, IL 62756 Telephone: (217) 785-8960 http://www.sos.state.il.us.
JESSE WHITE
All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self-addressed envelope with pre-paid postage is included.	SECRETARY OF STATE STATE OF ILLINOIS
CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership's name: Nike Securities, L.P.

2.	File number assigned by the Secretary of State: S005517

3.	Federal Employer Identification Number (F.E.I.N.): 363768815

4.	The certificate of limited partnership is amended as follows: (Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone and c/o are unacceptable)

	a)	Admission of a new general partner (give name and business address in item 5 on reverse).
	b)	Withdrawal of a general partner (give name in item 5 on reverse).
	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on .
reverse)
	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address, including county, in item 5 on reverse).
x	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).
	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).
x	g)	Change in limited partnership’s name (give new name in item 5 on reverse).
	h)	Change in date of dissolution (give new date in item 5 on reverse).
	i)	Other (give information in item 5 on reverse).

Form LP 202

(Rev. Jan. 1999)

LPR3L06/ 26/02:01 :7656: 75.00 Ck02;

SOSIL S005517 FILED 202

5.	Place Item #4 changes here:

e) New Name of General Partner: The Charger Corporation

g) New Name of Limited Partnership: First Trust Portfolios, L.P.

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME	BUSINESS ADDRESS
1. Signature /s/ David J. Allen	Number/Street 290 S. County Farm Road,3rd Floor

Type or print name and title	City/town Wheaton_____________________________________
David J. Allen President

Name of General Partner if a corporation or other entity The Charger Corporation	State Illinois	Zip Code 60187

2. Signature _______________________________________________________

Type or print name and title_____________________________________	Number/Street ____________________________________

Name of General Partner if a corporation or other entity	State_________________	Zip Code ____________

3. Signature	Number/Street_____________________________________

Type or print name and title	City/town _________________________________________

Name of General Partner if a corporation or other entity	State ________________	Zip Code ____________

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.

DO NOT SEND CASH!

DO NOT STAPLE

DATE 8-4-05	FEE 50.00

SOSIL FILE No. 5005517

FILED BY: WFB

(graphic deleted)

LP0067265

Form LP 202	PAID
January 2005	AUG 04 2005

Filing Fee: $50	Illinois Secretary of State
Submit in duplicate. Payment must be made by certified check,	Department of Business Services
cashier's check, Illinois attorney's check, Illinois C.P.A.'s check or	Certificate of Amendment to the
money order, payable to Secretary of State.	Certificate of Limited Partnership
Please do not send cash.	(Illinois Limited Partnership or LLLP)

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756

217-785-8960

www.cyberdriveillinois.com

Correspondence regarding this filing will b e sent to the
registered agent of the Limited Partnership unless a self-
addressed, stamped envelope is included.

Please type or print clearly.

1.		Limited Partnership Name: First Trust Portfolios, L.P.
2.		File Number assigned by Secretory of State·S005517
3.		Federal Employer Identification Number (F.E.I.N.): 363768815
4.		The Certificate of Limited Partnership is amended as follows: (Check applicable changes and specify in item
5. For address changes, P.O. Box alone is unacceptable.)
	a)	Admission of a new General Partner (give name and business address in item 5)
	b)	Withdrawal of a General Partner (give name in item 5)
x	c)	Change of Registered Agent and/or Registered Agent's office {give new name and address, including county in item 5)
	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)
	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
	g)	Change in Limited Partnership’s name (give new name in item 5)
	h)	Change in Date of Dissolution (give new date in item 5)
	i)	Other (give information in item 5)
	j)	Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)
5.		Item #4 changes (For additional space, continue on next page.):

DELETE: David J. Allen, Registered Agent

ADD: Jerald A. Trannel, Registered Agent

290 S. County Farm Road, 3rd Floor, Wheaton, IL 60187 (DuPage County)

Printed by authority of the State of Illinois. 1 - June 2005 - C LP 9.13

Form LP 202

5. Item #4 changes (cont.)

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•	at least one General Partner on record,
•	all new General Partners,
•	all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partnership, all General Partners on record must sign.

1.	/s/ Jerald A. Trannel	2.
	Signature		Signature
Jerald A. Trannel, Sr. Vice President
	Name and title (type or print)		Name and title (type or print)
The Charger Corporation
	(General Partner Name if corporation or other entity (must be in good standing)		(General Partner Name if corporation or other entity (must be in good standing)
290 S County Farm Road, 3rd Floor
	Street Address		Street Address
Wheaton, IL 60187
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.

Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.

Printed by authority of the State of Illinois. 1 - June 2005 - CLP 9.13

(graphic deleted)

LP0161345

Form LP 202 June 2010	Illinois Uniform Limited Partnership Act Amendment to the Certificate of Limited Partnership	FILE #: S005517
Secretary of State Department of Business Services Limited Liability Division 501 S. Second St., Rm. 357 Springfield, IL 62756 217-524-8008 www.cyberdriveillinois.com	SUBMIT IN DUPLICATE Please type or print clearly. This space for use by Secretary of State Filing Fee: $50 Approved:	This space for use by Secretary of State FILED SEP 10 2010 JESSE WHITE Secretary of State
Payment must be made by check payable to Secretary of State. Please do not send cash.	Correspondence regarding this filing will be sent to the registered agent of the Limited Partnership unless a self-addressed, stamped envelope is included.

1.	Limited Partnership Name: First Trust Portfolios, L.P.
2.	Date of filing initial Certificate of Limited Partnership: August 12, 1991
3.	Federal Employer Identification Number (F.E.I.N.): 36-3768815
4.	The Certificate of Limited Partnership is amended as follows:
(Check applicable changes below. For address changes, P.O. Box alone is unacceptable.)
a) Admission of a new General Partner (state name, street and mailing address below).
b) Withdrawal of a General Partner (state name below).
c) Change in General Partner’s name and/or address (state new name and address below).
d) Change in Partner’s total aggregate contribution amount (state new dollar amount below).
e) Change in Limited Partnership’s name (state new name below).
x f) Other (state information below}.
g) Dissociation of General Partner (state name below).

5.	Additional information by item:
(Attach additional sheets of this size if more space is needed.)

4. f) The duration of First Trust Portfolios, L.P. shall be perpetual.

Printed on recycled paper. Printed by authority of the State of Illinois. August 2010 - 200 - CLP 9.16

Form LP 202

The undersigned affirms, under penalties of perjury, that the facts stated herein are true, correct and complete. The following signatures are required:

•	at least one General partner on record;
•	all new General partners; and
•	all Dissociated General Partners.

1.	Dated:	August 24, 2010	2.	Dated:
		Month, Day, Year			Month, Day, Year

/s/ Jerald A. Trannel
		Signature			Signature

Jerald A. Trannel-Vice President/Treasurer
		Name and Title (type or print)			Name and Title (type or print)

The Charger Corporation
		General Partner Name if corporation or other entity (must be in good standing)			General Partner Name if corporation or other entity (must be in good standing)

3.	Dated:		4.	Dated:

		Month, Day, Year			Month, Day, Year

		Signature			Signature

		Name and Title (type or print)			Name and Title (type or print)

		General Partner Name if corporation or other entity (must be in good standing)			General Partner Name if corporation or other entity (must be in good standing)

Signatures must be in black ink on an original document.

Carbon copy, photocopy or rubber stamp signatures

may only be used on conformed copies.

FILED

SEP 10 2010

JESSE WHITE

SECRETARY OF STATE

Printed on recycled paper. Printed by authority of the State of Illinois. August 2010 - 200 - CLP 9.16

Form LP 115 June 2010	Illinois Uniform Limited Partnership Act Change of Designated Office or Agent for Service of Process	FILE #: S005517
This space for use by Secretary of State. FILED OCT 21 2010 JESSE WHITE SECRETARY OF STATE PAID OCT 21, 2010 DEPARTMENT OF BUSINESS SERVICES

Secretary of State
(graphic deleted)

.SUBMIT IN DUPLICATE

Please type or print clearly.

_____________________________________

This space for use by Secretary of State.

Filing Fee: $50

Approved:

Correspondence regarding this filing will be sent to the registered agent of the Limited Partnership unless a self-addressed, stamped envelope is included.

LP0244678

217-524-8008
www.cyberdriveillinois.com
Payment must be made by check
payable to Secretary of State.
Please do not send cash.

1.	Limited Partnership Name:First Trust Portfolios L.P.

2.	Foreign Alternate Assumed Name, if any: .__________________________________________________ _________________________________________________________________________

3.	Federal Employer Identification Number (F.E.I.N.): 36-3768815 _____________________________________

Instructions for completing items 4 and 5: Section 111 of the Uniform Limited Partnership Act (2001) requires that a designated office be maintained, at which the records of the limited partnership are to be kept. With respect to a domestic limited partnership, the designated office is first established upon filing the Certificate of Limited Partnership. With respect to a foreign limited partnership, the designated office is the principal office. Complete item 4 with the current address of the designated office, and item 5 with the address as changed. If there is no change in the address of the designated office, insert N/A in item 5.

4.	Street and Mailing Address of current Designated Office at which the records required by Section 111 are kept:

407 S. Third Street, Suite 230
Street Address (P.O. Box alone is unacceptable.) Geneva, IL 60134
City, State, ZIP

5.	If changed, Street and Mailing Address of new Designated Office at which the records required by Section 111 will be kept:

120 E. Liberty Drive, Suite 400
Street Address (P.O. Box alone is unacceptable.)

Wheaton, IL 60187
City, State, ZIP

Instructions for completing items 6 and 7: Section 114 of the Uniform Limited Partnership Act (2001) requires that an agent for service of process residing within the State of Illinois be designated and continuously maintained. Complete item 6 with the name and address of the current agent for service of process and item 7 with the agent and address as changed. If there is no change to the agent or address for service of process, insert N/A in item 7.

6.	Name, Street and Mailing Address of Current Agent for Service of Process:

Agent: Jerald A Trannel________________________________________________________________

Name

Address: 407 S Third Street, Suite 230_______________________________________________________

Street Address (P.O. Box alone Is unacceptable.)

Geneva, IL 60134________________________________________________________________

City (must be in Illinois), ZIP

Printed on recycled paper. Printed by authority of the State of Illinois. August 2010 - 200 - C LP 30.3

Form LP 115

7.	If changed, new Name and/or Street and Mailing Address of Agent for Service of Process: Agent: W. Scott.Jardine
Name

Address: 120 E. Liberty Drive, Suite 400

Street Address (P.O. Box alone Is unacceptable.)
Wheaton, IL 60187
City (must be in Illinois), ZIP

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. correct and complete.
A General Partner must sign this form.

Date:	October 18, 2010
Month, Day, Year

/s/ James A. Bowen
Signature

James A. Bowen, President
Name and Title (type or print)

The Charger Corporation
General Partner Name if a corporation or other entity

Signatures must be in black ink on an original document.

Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.

Printed on recycled paper. Printed by authority of the State of Illinois. August 2010 - 200 - C LP 30.3